                                                                    Exhibit 10.5

                            PARK-OHIO HOLDINGS CORP.
                        INCENTIVE STOCK OPTION AGREEMENT

     THIS INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") dated this ___ day of __________, _________ (being the date this option is granted) by and between Park-Ohio Holdings Corp., an Ohio corporation, (the "Company") and _____________________________ (the "Employee"), a key employee of the Company or a wholly owned subsidiary of the Company.

     Section 1. Under the provisions of the Company's Amended and Restated 1998 Long-Term Incentive Plan (the "Plan"), the Company hereby grants to the Employee the option of purchasing an aggregate of __________shares of Common Stock of the Company at the price of $_______ per share, subject to the terms and conditions of this Agreement.

     Section 2. The option rights are exercisable only if and after the Employee shall have remained in the employ of the Company for one year from the date this option is granted, whereupon such rights shall become exercisable to the extent
of [         ] of the aggregate  number of shares above  specified.  Thereafter,
the  rights  shall  become  exercisable  to the extent of (i) [         ] of the
aggregate number of shares above specified on and after two years from the date hereof, and (ii) 100% of the aggregate number of shares above specified on and
after [     ] years from the date hereof.

     Section 3. Except as may be allowed by applicable law, this option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Employee, only by him or her or his or her guardian or legal representative. The option so transferred shall continue to be subject to all the terms and conditions contained in this Agreement. Except as otherwise provided in Sections 5, 6 and 9, this option can be exercised only if the Employee has remained in the employ of the Company continuously from the date this option is granted.

     Section 4. Notwithstanding any other provision hereof, this option shall not be exercisable after the expiration of ten years from the date this option is granted, or upon such earlier date as provided in Sections 5, 6 and 9(a).

     Section 5.


          (a) Except as otherwise provided for herein, if the Employee shall cease to be employed by the Company by reason of retirement in accordance with any retirement plan or policy of the Company then in effect, then the Employee, at any time within the three-month period following such cessation of employment (but within the ten-year period specified in Section 4), may exercise all option rights to the full extent not previously exercised, notwithstanding the provisions of Section 2.

          (b) Except as otherwise provided for herein, if at any time after the expiration of one year from the date this option is granted, the Employee shall cease to be employed by the Company by a reason other than retirement in accordance with any retirement plan or policy of the

Company then in effect, death or disability as defined below, the Employee at any time within the three-month period following such cessation of employment (but within the ten-year period specified in Section 4) may exercise the option rights to the extent he/she was entitled to exercise the same immediately prior to such cessation of employment.

          (c) If at any time after the date these options are granted, the Employee shall die while in the employ of the Company or he/she shall die within the three-month period available to him/her to exercise his/her option rights under the circumstances provided for in this Section 5, then within the six months next succeeding his/her death (but within the ten-year period specified in Section 4), the person entitled by will or the applicable laws of descent and distribution may exercise all option rights to the full extent not previously exercised, notwithstanding the provisions of Section 2.

          (d) If at any time after the date these options are granted, the Employee shall become disabled while in the employ of the Company then within the three months next succeeding his/her disability (but within the ten-year period specified in Section 4), the Employee or his/her legal guardian may exercise all option rights to the full extent not previously exercised, notwithstanding the provisions of Section 2.

          (e) For purposes of this Agreement, the Employee shall be deemed disabled if, as a result of his incapacity due to physical or mental illness, he shall have been absent from his duties with the Company on a full-time basis for a period of at least six months and a physician selected by him and acceptable to the Company is of the opinion that (i) he is suffering from "Total Disability" as defined in the Company's Pension Plan, or any successor plan or program and (ii) he will qualify for Social Security Disability Payment and
(iii) within thirty (30) days after such determination is made, he shall not have returned to the full-time performance of his duties with the Company.

     Section 6. Nothing herein contained shall limit or restrict any right which the Company would otherwise have to terminate the employment of the Employee with or without cause or to adjust his/her compensation.

     Section 7. Subject to the provisions of Section 8(a) of this Agreement, in the event of a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that shares of Common Stock of the Company shall be changed into or exchanged for a larger or smaller number of shares, thereafter the number of shares subject to this option shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock of the Company by reason of such change in corporate structure; provided, however, that the number of shares shall always be a whole number, and the purchase price per share shall in the case of an increase in the number of shares, be proportionately reduced, and, in the case of a decrease in the number of shares, shall be proportionately increased. In the event that there shall be any other change in the number or kind of outstanding shares of Common Stock of the Company or other securities of the Company, or of any shares of stock or other securities into which such shares of Common Stock of the Company shall have been changed or for which they shall have been exchanged, the Compensation Committee may make such adjustment in the number or kind of shares of stock or other securities purchasable hereunder, and in the manner of purchasing such stock or other securities and the price to be paid therefor, in the opinion of counsel for the Committee may determine is equitably required by such change, and such adjustment so made shall be effective and binding for all purposes of this option.

     Section 8.

          (a) If the Company shall liquidate or dissolve, or shall be a party to a merger or consolidation with respect to which it shall not be the surviving corporation, the Company shall give written notice thereof to the Employee at least thirty days prior thereto, and the Employee shall have the right within said thirty-day period (but within the ten-year period specified in Section 4) to exercise this option in full to the extent not previously exercised. To the extent that this option shall not have been exercised on or prior to the effective date of such liquidation, dissolution, merger or consolidation, it shall terminate on said date, unless it is assumed by another corporation.



          (b) The option granted hereby shall become exercisable in full to the extent not previously exercised upon the occurrence of any Change in Control of the Company. For purposes of this Agreement, a "Change in Control of the Company" (assuming such event has not been previously reported) shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"); provided, without limitation, that a Change in Control of the Company shall be deemed to have occurred if and at such times as (i) any "person" within the meaning of Section 14(d) of the Exchange Act becomes the beneficial owner, directly or indirectly, of securities of the Company representing 34% or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     Section 9. Subject to the terms and conditions hereof, this option may be exercised by delivering to the Company at the office of its Corporate Secretary a written notice, signed by the person entitled to exercise the option, of the election to exercise and stating the number of shares such person then elects to purchase. Such notice shall be accompanied by the payment in full of the purchase price of the shares then to be purchased. Payment of the full option exercise price may be made, at the election of the Employee (a) in cash, (b) in Common Stock of the Company, or (c) in any combination of cash and Common Stock of the Company, provided that Common Stock may not be used to pay the purchase price unless such Common Stock has been held by the Employee for at least six
(6) months. Common Stock of the Company used in payment of the purchase price shall be valued at its reported closing price on NASDAQ on the date of exercise, with cash paid by the Employee in lieu of any fractional share of Common Stock so determined. The Employee agrees he or any holder of this option shall be responsible for paying all federal, state or local taxes on account of the exercise of the option. In the event the option is exercised by any person other than the Employee, evidence satisfactory to the Company that such person has the right to exercise the option must accompany such notice and payment. Subject to the right of the Company to postpone the date upon which exercise of this option becomes effective, as provided in Section 10 hereof, upon the due exercise of the option as hereinbefore provided, the Company shall issue in the name of the person exercising the option, and deliver to him, a certificate or certificates for the shares in respect of which the option shall have been so exercised. The Employee agrees neither he nor any other holder of this option shall have any rights as a stockholder or otherwise in respect of any of the shares as to which the option shall not have been effectively exercised as provided herein.

     Section 10. This option shall not be exercisable if such exercise would violate:

          (a) Any applicable state securities law;

          (b) Any applicable registration or other requirements under the Securities Act of 1933, as amended ("Securities Act"), Exchange Act, or the listing requirements of the NASD or any stock exchange; or

          (c) Any applicable legal requirement of any other governmental authority.



     The Company agrees to make reasonable efforts to comply with the foregoing laws and requirements so as to permit the exercise of this option. Furthermore, if a Registration Statement with respect to the shares to be issued upon the exercise of this option is not in effect or if counsel for the Company deems it necessary or desirable in order to avoid possible violation of the Securities Act, the Company may require, as a condition to its issuance and delivery of certificates for the shares, the delivery to the Company of a commitment in writing by the person exercising the option that at the time of such exercise it is his intention to acquire such shares for his own account for investment only and not with a view to, or for resale in connection with, the distribution thereof; that such person understands the shares may be "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission; and that any resale, transfer or other disposition of said shares will be accomplished only in compliance with Rule 144, the Securities Act, or the other Rules and Regulations thereunder. The Company may place on the certificates evidencing such shares an appropriate legend reflecting the aforesaid commitment and may refuse to permit transfer of such certificates until it has been furnished evidence satisfactory to it that no violation of the Securities Act or the Rules and Regulations thereunder would be involved in such transfer.

     Section 11. This option is intended to qualify as an "incentive stock option" within the meaning of Section 244 of the Internal Revenue Code of 1986, as amended to the date hereof, and shall be interpreted in accordance with such intention.

     Section 12. Notwithstanding the foregoing, any incentive stock option granted pursuant to this Agreement is exercisable only to the extent that the aggregate fair market value (determined at the time such incentive stock option is granted) of the shares Common Stock with respect to which such incentive stock options first become exercisable during any calendar year does not exceed $100,000 (the "$100,000 Exercise Limitation"); provided, however, that if the aggregate fair market value of the shares of Common Stock with respect to which such incentive stock options first became exercisable exceeds the $100,000 Exercise Limitation as a result of the accelerated vesting of the option pursuant to any provision in this Agreement, the maximum number of whole shares of Common Stock with an aggregate fair market value not in excess of $100,000 shall be treated as shares issued pursuant to an incentive stock option and the remaining aggregate fair market value in excess of such amount shall be treated as shares issued pursuant to an option that is not an incentive stock option.

     Section 13. The Compensation and Stock Option Committee of the Company shall have authority, subject to the express provision of the Plan, to construe this Incentive Stock Option and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Board of Directors may at any time or from time to time grant to the Committee such further powers and authority as the Board shall determine to be necessary or desirable. All action by the Committee under the provision of this section shall be conclusive for all purposes

     Section 14. The Employee agrees that the Company may make appropriate provision for tax withholding including such withholding as may be appropriate with respect to any disqualifying disposition of this stock option.

     Section 15. The Employee agrees that if he should dispose of any shares of Common Stock acquired upon the exercise of this stock option, including a disposition by sale, exchange, gift or transfer of legal title within two (2) years after the date such option was granted to the Employee or within one (1) year after the transfer of such shares of Common Stock to the Employee upon the exercise of such option, the Employee shall so notify the Company within three
(3) days following such disposition.

     Section 16. This Agreement is subject to all of the terms, conditions, and provisions of the Plan, as amended from time to time, and to such rules, regulations, and interpretations relating to the Plan as may be adopted by the Board and in effect from time to time. In the event and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions, and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

     Section 17. The liability of the Company under this Agreement and any distribution of shares of Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of this Agreement shall be construed to impose any liability on the Company or the Board in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with this Agreement.

     SECTION 18. BY EXECUTING AND DELIVERING THIS AGREEMENT, THE EMPLOYEE ACKNOWLEDGES AND AGREES THAT, AS IN THE PAST, HE/SHE IS AN EMPLOYEE AT WILL OF THE COMPANY OR ITS WHOLLY OWNED SUBSIDIARY.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate as of the day and year first-above written.

                                                        PARK-OHIO HOLDINGS CORP.

                                                      By:
                                                         -----------------------



                                                      --------------------------
                                                      Employee